                                                                  EXHIBIT 4.11


                                        AMENDMENT NO. 2 (the "Amendment")
                                   dated as of June 20, 1994 to the Credit
                                   and Guaranty Agreement dated as of
                                   August 18, 1993 (the "Agreement"), among
                                   AMERICAN MEDICAL INTERNATIONAL, INC., a
                                   Delaware corporation (the "Borrower"),
                                   AMERICAN MEDICAL HOLDINGS, INC., a
                                   Delaware corporation ("Holdings"), THE
                                   LENDERS REFERRED TO THEREIN, (the
                                   "Lenders"), CHEMICAL BANK, a New York
                                   banking corporation, as agent for the
                                   Lenders (the "Agent"), THE BANK OF NOVA
                                   SCOTIA, as Co-Agent and THE LONG TERM
                                   CREDIT BANK OF JAPAN, LTD., LOS ANGELES
                                   AGENCY, as Co-Agent.

                   INTRODUCTORY STATEMENT

     All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Agreement.

     The Lenders have made available to the Borrower a revolving credit facility in the amount of $600,000,000.

     The Borrower, Holdings, the Lenders and the Agent have agreed (i) to reconstitute the group of syndicate banks which are party to the Agreement by (A) adding each of the banks listed on Annex A hereto (the "Additional Lenders") as a party to the Agreement if it is not already a party and (B) deleting each of the banks listed on Annex B hereto (the "Withdrawing Lenders") as a party thereto, (ii) to change the Commitments of the Lenders, and (iii) to effect the purchase by the Purchasing Lenders of a portion of the outstanding Loans and rights with regard to outstanding Letters of Credit, all on the terms and subject to the conditions hereinafter set forth.

     In consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

     SECTION 1. CERTAIN DEFINITIONS. Solely for purposes of this Amendment, the following terms shall have the meanings indicated:

     "PURCHASING LENDERS" shall mean the Additional
Lenders together with each other Lender whose "Commitment" as shown on Schedule 1 (Revised June 20, 1994) which is attached hereto is greater than the amount of its Commitment as in effect immediately prior to the effectiveness of this Amendment.

     "SELLING LENDERS" shall mean the Withdrawing
Lenders together with each other Lender whose "Commitment" as shown on Schedule 1 (Revised June 20, 1994) which is,attached hereto is less than the amount of its Commitment as in effect immediately prior to the effectiveness of this Amendment.

     SECTION 2. AMENDMENT TO THE AGREEMENT. Subject to the provisions of Section 4 hereof, the Agreement is hereby amended effective as of the Effective Date (such term being used herein as defined in Section 4 hereof) as follows:

     (A) each of the Additional Lenders is hereby added as a party to the Agreement and as a "Lender" thereunder;

     (B) each of the Withdrawing Lenders is hereby deleted as a party to the Agreement and as a "Lender" thereunder; and

     (C)  Schedule 1 to the Agreement (the Table of
Commitments) is hereby amended in its entirety by replacing it with Schedule 1 (Revised June 20, 1994) which is annexed hereto.

     SECTION 3. Purchase of a Portion of the
Commitments, Loans and Rights With Regard to Letters of
CREDIT.

     (A) Effective on the Effective Date, each of the Selling Lenders hereby irrevocably sells and assigns to the Purchasing Lenders without recourse, and each Purchasing Lender hereby irrevocably purchases and assumes from each Selling Lender without recourse to such Selling Lender, that portion of each Selling Lender's Commitment under the Agreement, such that after giving effect to such sale and assignment and purchase and assumption, each Withdrawing Lender's Commitment will be reduced to zero and each other Lender (including each Additional Lender) will have the Commitment set forth opposite its name in the Table of Commitments which appears in Schedule 1 (Revised
June 20, 1994) which is attached hereto.

     (B) Effective on the Effective Date, each of the Selling Lenders hereby irrevocably sells and assigns to the Purchasing Lenders without recourse, and each Purchasing Lender hereby irrevocably purchases and assumes from each Selling Lender to whom outstanding Alternate Base Rate Loans are owed and who have participated in the outstanding Letters of Credit, without recourse to such Selling Lender, that portion of their outstanding Alternate Base Rate Loans and their rights to outstanding Letters of Credit, such that after giving effect to such sale and assignment and purchase and assumption, each Lender (including each Purchasing Lender) will hold a share of all then outstanding Alternate Base Rate Loans and all rights to then outstanding Letters of Credit which share is in accordance with such Lender's Percentage after giving effect to this Amendment. Such purchase shall be made by each Purchasing Lender for a purchase price equal to the difference between (i) the aggregate principal amount of outstanding Alternate Base Rate Loans that are owed to such Purchasing Lender on the Effective Date, after giving effect to the foregoing provisions of this Section 3(B), MINUS (ii) the aggregate principal amount of outstanding Alternate Base Loans that were owed to such Purchasing Lender immediately prior to the Effective Date, before giving effect to the foregoing provisions of this Section 3(B).

     (C) The Borrower hereby agrees to prepay all outstanding Eurodollar Loans together with all accrued but unpaid interest thereon to but excluding the Effective Date and any other amounts required by Section 2.10 of the Agreement to be paid by the Borrower to a Lender by reason of the transactions contemplated hereby; PROVIDED, HOWEVER, that an amount not in excess of the aggregate amount of such Eurodollar Loans which have been prepaid, may be immediately re-borrowed on the Effective Date as either Alternate Base Rate Loans or Eurodollar Loans and with such Interest Period or Interest Periods as the Borrower shall request in writing. Any Loans made by the Lenders (including the Purchasing Lenders), pursuant to this Section 3(C), shall be made by each Lender (including each Purchasing Lender) in accordance with such Lender's Percentage on the Effective Date after giving effect to this Amendment.

     (D)   None of the Lenders (i) makes any
representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Fundamental Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interests being sold and assigned by it hereunder and that such interests are free and clear of any adverse claim; and
(ii) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the

Credit Parties or the performance or observance by any Credit
Party of any of its obligations under any of the Fundamental
Documents or any other instrument or document furnished pursuant thereto.

     (E) Each Purchasing Lender hereby (i) represents and warrants that it is legally authorized to enter into this Amendment, (ii) confirms that it has received a copy of the Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.01(a) and 5.01(b) of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (iii) agrees that it will, independently and without reliance upon the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Fundamental Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender; (vi) if such Purchasing Lender is organized under the laws of a jurisdiction outside the United States, confirms that it has delivered to the Agent the forms prescribed by the Internal Revenue Service of the United States certifying as to such Purchasing Lender's exemption from United States withholding taxes with respect to all payments to be made to such Purchasing Lender under the Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by any applicable tax treaty and (vii) confirms that it has completed and returned to the Agent its administrative questionnaire.

     (F) From and after the effectiveness of this Amendment,
(i) each Purchasing Lender shall be a party to the Agreement and, to the extent provided in this Amendment, the rights and obligations of a Lender thereunder and under the other Fundamental Documents and shall be bound by the provisions thereof and (ii) each of the Withdrawing Lenders shall cease to be a party to the Agreement, shall be released from its obligations thereunder and, except to the extent expressly set forth in the following sentence, shall automatically release the Borrower and Holdings from any further obligations to such Withdrawing Lender under or in connection with the Agreement.
It is expressly understood
and agreed that (a) none of the Selling Lenders is assigning to any Purchasing Lender, and each Selling Lender shall retain, (1) all of such Selling Lender's rights under Sections 2.03(f) and 2.11 of the Agreement with respect to any cost, reduction or payment incurred or made on or prior to the Effective Date, including, without limitation, the rights to indemnification and to reimbursement for taxes, costs and expenses and (2) any and all amounts paid to such Selling Lender on or prior to the Effective Date and (b) both the Selling Lenders and the Purchasing Lenders shall be.
entitled to the benefits of Sections 10.04 and 10.05 of the Agreement.

     (G) On or before the Effective Date, the Borrower, at its own expense, shall execute and deliver to the Agent, for the account of each Purchasing Lender, a promissory note identical to the Note held by each Lender, but payable to each Purchasing Lender and in the amount of its Commitment after giving effect to this Amendment (each a "New Note"). Each Purchasing Lender hereby acknowledges and agrees that payments of principal and interest made on or prior to the Effective Date by the Borrower in respect of the Alternate
Base Rate Loans purchased by each Purchasing Lender pursuant to this Amendment and evidenced by such Purchasing Lender's
New Note have satisfied the obligation of the Borrower to make such payments in respect.of such Loans under such New
Note prior to the Effective Date. In addition, on or before the Effective Date, the Borrower, at its own expense, shall execute and deliver to the Agent, for the account of each of the Lenders (other than the Purchasing Lenders and any Lender whose Commitment will not change upon the effectiveness of this Amendment) that will have a commitment under the Agreement after giving effect to this Amendment, a promissory note identical to the Note currently held by such Lender and previously executed by the Borrower in connection with Agreement, but in the amount of such Lender's Commitment after giving effect to this Amendment (each a "Replacement Note"). Each of the Replacement Notes and the New Notes shall for all purposes be a "Note" under the Agreement. On the Effective Date, the Notes of the Lenders that will be receiving Replacement Notes shall be deemed cancelled and each such Lender shall promptly deliver its Note to the Agent for redelivery to the Borrower, in each case with an appropriate notation as to the cancellation of such Note. For purposes of the foregoing, each such Lender hereby authorizes the Agent to make notations on its behalf on such Lender's Note as to the cancellation thereof.

     (H) On the Effective Date, each Purchasing Lender shall pay to the Agent (for the benefit of the Selling

Lenders) an amount equal to the purchase price (as set forth in Section 3(B) hereof) of the outstanding Alternate Base Rate Loans and rights to outstanding Letters of Credit being purchased and assumed by it pursuant to this Amendment, by wire transfer of immediately available funds. Promptly following its receipt thereof, the Agent will distribute such amounts to the Selling Lenders pro rata in accordance with the outstanding Alternate Base Rate Loans and rights to outstanding Letters of Credit sold by each of them.

     (I) On the Effective Date, the Borrower hereby agrees to pay to the Agent (for the benefit of the Lenders)
(i) the interest on the outstanding Alternate Base Rate Loans accrued and unpaid to but excluding the Effective Date,
(ii) the aggregate amount required to be paid or prepaid by it pursuant to Section 3(C) hereof, (iii) the accrued and unpaid amount, to but excluding the Effective Date, of the commission payable pursuant to Section 2.03(e)(ii) of the Agreement with respect to outstanding Letters of Credit and
(iv) all accrued and unpaid Commitment Fees to but excluding the Effective Date. Promptly following its receipt thereof, the Agent will distribute the foregoing amounts as follows:
(a) the amounts described in clause (i), (iii) and (iv) shall be distributed to the Lenders pro rata in accordance with the outstanding Alternate Base Rate Loans and rights to outstanding Letters of Credit held by each of them immediately prior to the effectiveness of this Amendment; (b) the aggregate amount of outstanding Eurodollar Loans and the accrued and unpaid interest thereon shall be distributed to the Lenders pro rata in accordance with the outstanding Eurodollar Loans held by each of them immediately prior to the effectiveness of this Amendment; and (c) any amount required by Section 2.10 of the Agreement to be paid by the Borrower to a Lender in connection with the transactions contemplated hereby, shall be distributed to such Lender for its own account.

     SECTION 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment and the obligations of the Purchasing Lenders and Lenders hereunder are subject to the satisfaction in full on or prior to June 30, 1994 of the following conditions precedent (the first date on which all such conditions have been satisfied being herein referred to as the "Effective Date"):

     (A)   the Agent shall have received executed
counterparts of this Amendment, which, when taken together, bear the signatures of the Agent, the Borrower, Holdings and all of the Lenders (including all Withdrawing Lenders and all Additional Lenders);

     (B)  the Agent shall have received the original New
Notes and Replacement Notes contemplated by Section 3(G) hereof, each duly executed by the Borrower;

     (C)   the Agent shall have received executed
counterparts of Amendment No. 3 to the Agreement, which when taken together, bear the signatures of the Agent, the Borrower, Holdings and such of the Lenders as are sufficient, and all other actions shall have been taken, such that, Amendment No. 3 to the Agreement will become effective immediately following the effectiveness of this Amendment;

     (D) the Agent shall have received all amounts required by the terms of this Amendment to be paid by any party hereto; and

     (E) all legal matters in connection with this Amendment shall be reasonably satisfactory to Lord Day &
Lord, Barrett Smith, counsel for the Agent.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower represents and warrants to the Lenders that:

     (A) the representations and warranties contained in the Agreement and in the other Fundamental Documents are true and correct on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

     (B) no Default or Event of Default has occurred or is continuing under the Agreement.

     SECTION 6. FULL FORCE AND EFFECT.

     (A) Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Agreement or a waiver of any Default or Event of Default under the Agreement, in either case whether or not known to the Agent. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

     (B) References to the term "Schedule 1" appearing in the Agreement or in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean
Schedule 1 (Revised June 20, 1994) which is attached to this
Amendment.

     (C) References to the terms "Note" or "Notes" appearing in the Agreement or in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, include the New Notes and the Replacement Notes.

     SECTION 7. APPLICABLE LAW.  THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

     SECTION 8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 9. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Lord Day & Lord, Barrett Smith, counsel for the Agent.

     SECTION 10.  HEADINGS.  The headings of this Amend-
ment are for the purposes of reference only and shall not affect the construction of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.


                                  AMERICAN MEDICAL INTERNATIONAL,  INC.


                                  By
                                      ---------------------------------
                                  Name:
                                  Title:

                                  AMERICAN MEDICAL HOLDINGS, INC.

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  CHEMICAL BANK, INDIVIDUALLY AND
                                    AS AGENT

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF NOVA SCOTIA, INDIVIDUALLY
                                    AND AS CO-AGENT

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., LOS ANGELES AGENCY,
                                    INDIVIDUALLY AND AS CO-AGENT

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  ARAB BANK PLC

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  BANK OF HAWAII

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  BANK OF IRELAND, GRAND CAYMAN BRANCH

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  BANQUE PARIBAS

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  CITICORP USA, INC.

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                 DRESDNER BANK AG, NEW YORK BRANCH AND
                                   GRAND CAYMAN BRANCH

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  FIRST INTERSTATE BANK OF TEXAS, N.A.

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                   FIRST UNION NATIONAL BANK OF NORTH
                                     CAROLINA

                                   By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  GIROCREDIT BANK, NEW YORK BRANCH

                                  By
                                    -----------------------------------
                                    Name:
                                    Title:

                                  By
                                    ----------------------------------
                                    Name:
                                    Title:


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK BRANCH

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  THE MITSUBISHI BANK, LTD

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  THE SAKURA BANK, LIMITED
                                    LOS ANGELES AGENCY

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  NATIONAL WESTMINSTER BANK USA

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  NATIONSBANK OF TEXAS, N.A.

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH

                                 By
                                    ----------------------------------
                                    Name:
                                    Title:

                                 By
                                   ----------------------------------
                                   Name:
                                   Title:


                                  SHAWMUT BANK CONNECTICUT, N.A.

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  THE SUMITOMO TRUST & BANKING CO.,
                                    LTD., NEW YORK BRANCH

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  THE DAI-ICHI KANGYO BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  THE FUJI BANK, LIMITED, HOUSTON AGENCY

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  THE TOKAI BANK, LTD.
                                     LOS ANGELES AGENCY

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  WITHDRAWING LENDERS:



                                  MITSUI LEASING (U.S.A.) INC.

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  NATIONAL CITY BANK

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  ADDITIONAL LENDERS:


                                  THE BANK OF TOKYO, LTD., DALLAS AGENCY

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  DEUTSCHE BANK AG NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCHES

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:


                                  PNC BANK, N.A.

                                 By
                                    ----------------------------------
                                     Name:
                                     Title:

                                  TORONTO DOMINION (TEXAS), INC.

                                  By
                                     ----------------------------------
                                     Name:
                                     Title:

                                                                        ANNEX A

                        LIST OF ADDITIONAL LENDERS



     The Bank of Tokyo, Ltd., Dallas Agency

     Credit Lyonnais Cayman Island Branch

     Deutsche Bank AG New York and/or Cayman Islands Branches

     PNC Bank, N.A.

     Toronto Dominion (Texas), Inc.

                                                                        ANNEX B
                        LIST OF WITHDRAWING LENDERS



     Mitsui Leasing (U.S.A.) Inc.

     National City Bank

                                                        Schedule 1
                                                        (Revised June 20, 1994)


                        TABLE OF COMMITMENTS


LENDER                                                  COMMITMENT
- ------                                                  ----------

Chemical Bank                                           $37,000,000.00
The Bank of Nova Scotia                                  37,000,000.00
The Long Term Credit Bank of Japan,                      37,000,000.00
  Ltd., Los Angeles Agency
Bank of America National Trust                           29,000,000.00
  and Savings Association
Citicorp USA, Inc.                                       29,000,000.00
NationsBank of Texas, N.A.                               29,000,000.00
The Dai-Ichi Kangyo Bank, Ltd.,                          29,000,000.00
  Los Angeles Agency
The Industrial Bank of Japan,                            29,000,000.00
  Limited, New York Branch
Shawmut Bank Connecticut, N.A.                           23,000,000.00
The Fuji Bank, Limited, Houston Agency                   23,000,000.00
The Sakura Bank, Limited                                 23,000,000.00
  Los Angeles Agency
Banque Paribas                                           l8,OOO,OOO.OO
Dresdner Bank AG, New York Branch                        18,000,000.00
  and Grand Cayman Branch
First Union National Bank                                18,000,000.00
  of North Carolina
National Westminster Bank USA                            18,000,000.00
Cooperatieve Centrale                                    l8,OOO,OOO.OO
  Raiffeisen-Boerenleenbank B.A.,
  "Rabobank Nederland",
  New York Branch
First Interstate Bank of                                 18,000,000.00
  Texas, N.A.
The Mitsubishi Bank, LTD                                 18,000,000.00
The Tokai Bank, Ltd.                                     18,000,000.00
  Los Angeles Agency
Compagnie Financiere de Cic                              14,000,000.00
  et de L'Union Europeene
The Sumitomo Trust & Banking Co., Ltd.,                  14,000,000.00
  New York Branch
Credit Lyonnais Cayman Island Branch                     11,000,000.00
Toronto Dominion (Texas), Inc.                           11,000,000.00
Arab Bank PLC                                             9,000,000.00
Bank of Hawaii                                            9,000,000.00
Bank of Ireland, Grand Cayman Branch                      9,000,000.00
The Bank of Tokyo, Ltd., Dallas Agency                    9,000,000.00
Banque Francais du Commerce Exterieur                     9,000,000.00
DG Bank Deutsche Genossenschaftsbank                      9,000,000.00
Deutsche Bank AG New York and/or
  Cayman Islands Branches                                 9,000,000.00
GiroCredit Bank, New York Branch                          9,000,000.00
PNC Bank, N.A.                                            9,000,000.00
                                                        --------------

    TOTAL                                              $600,OOO,OOO.00

                                  AMENDMENT NO. 3 (the "Amendment")
                                  dated as of June 20, 1994 to the Credit
                                  and Guaranty Agreement dated as of
                                  August 18, 1993, as amended (the
                                  "Agreement"), among AMERICAN MEDICAL
                                  INTERNATIONAL, INC., a Delaware
                                  corporation (the "Borrower"), AMERICAN
                                  MEDICAL HOLDINGS, INC., a Delaware
                                  corporation ("Holdings"), THE LENDERS
                                  REFERRED TO THEREIN, (the "Lenders"),
                                  CHEMICAL BANK, a New York banking
                                  corporation, as agent for the Lenders
                                  (the "Agent"), THE BANK OF NOVA SCOTIA,
                                  as Co-Agent and THE LONG TERM CREDIT BANK
                                  OF JAPAN, LTD., LOS ANGELES AGENCY, as
                                  Co-Agent.

                            INTRODUCTORY STATEMENT

     All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Agreement.

     The Lenders have made available to the Borrower a revolving credit facility in the amount of $600,000,000. Holdings and the Borrower have requested that the Agreement be amended to modify certain provisions thereof as hereinafter set forth. In consideration of the mutual agreements contained herein and other good and valuable consideration, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO THE AGREEMENT.  Subject to the provisions of
Section 2 hereof, the Agreement is hereby amended as follows:

     (A) Article 1 of the Agreement is hereby amended to add the following additional definitions in the appropriate alphabetical location:

          "'BASIS POINT' shall mean 1/100th of 1%.

          'MOODY'S' shall mean Moody's Investors  Service Inc.

          'S&P' shall mean Standard & Poor's Ratings Group, a division of McGraw-Hill.

          'UTILIZED PERCENTAGE' shall mean, for any period for which it is to be determined, the quotient (expressed as a decimal and rounded to the nearer 0.1%) obtained by dividing (a) the sum of outstanding Loans plus L/C Exposure by (b) the Total Commitment on the date hereof."

     (B) The definition of "Commitment Termination Date, appearing in Article 1 of the Agreement is hereby amended by deleting the date "September 1, 1998" appearing therein and inserting the date "September 1, 1999" in lieu thereof.

     (C) The definition of "Interest Margin" appearing in Article 1 of the Agreement is hereby amended in its entirety to read as follows:

          "'INTEREST MARGIN' shall mean with respect to any Alternate Base Rate Loan or any Eurodollar Loan, the Interest Margin in effect from time to time as determined pursuant to Section 2.16(a) hereof."

     (D) Section 2.03(e)(i)(A) of the Agreement is hereby amended by deleting the words "1/2 of 1% per annum in excess of" from clause (1) appearing in such Section and inserting the phrase "the applicable Interest Margin for Alternate Base Rate Loans, plus" in lieu thereof.

     (E) The second sentence of Section 2.04 of the Agreement is hereby amended by deleting the date "September 1, 1998" appearing therein and inserting the date "September 1, 1999" in lieu thereof.

     (F) Section 2.05(c) of the Agreement is hereby amended in its entirety to read as follows:

          "(c)  Not used."

     (G) Section 2.06 of the Agreement is hereby amended by deleting the phrase "of 1/2 of 1% per annum" appearing in the first sentence of such Section and inserting "at the rate per annum from time to time in effect in accordance with Section 2.16(a) hereof" in lieu thereof.

     (H) Section 2.07(b) of the Agreement is hereby amended in its entirety to read as follows:

          "(b) The Total Commitment shall be automatically and permanently reduced as of each of the dates set forth in column (a) below, by the amount set forth opposite such date in column (b) below:




                (a)                                     (b)
                                                 REDUCTION OF THE
               DATE                              TOTAL COMMITMENT
               ----                              -----------------

December 1, 1996                                     $31,250,000
March 1, 1997                                        $31,250,000
June 1, 1997                                         $31,250,000
September 1,  1997                                   $31,250,000
December 1, 1997                                     $43,750,000
March 1, 1998                                        $43,750,000
June 1,  1998                                        $43,750,000
September 1,  1998                                   $43,750,000
September 1,  1999                                  $300,000,000"



     (I)  Article 2 of the Agreement is hereby amended to add the following new
Section 2.16 immediately following the existing Section 2.15:

          "Section 2.16. CERTAIN PRICING ADJUSTMENTS"

              (a) The applicable Interest Margin and Commitment Fee (expressed in Basis Points) in effect from time to time shall be determined in accordance with the following table based upon the lowest Pricing Level for which the Borrower qualifies based upon the criteria set forth below:

                        INTEREST         INTEREST
                        MARGIN FOR       MARGIN FOR
PRICING                 EURODOLLAR       ALTERNATE BASE          COMMITMENT
 LEVEL                  LOANS            RATE LOANS                  FEE
- -------                 ----------       --------------          ----------


LEVEL I                    50.0               0.0                  22.50

LEVEL II                   62.5               0.0                  25.00

LEVEL III                  75.0               0.0                  25.00

LEVEL IV                   87.5               0.0                  31.25

LEVEL V                   112.5              12.5                  37.50



          'Level I' shall apply only if the Borrower's senior secured long-term debt is rated at least BBB- by S&P and at least Baa3 by Moody's.

          'Level II' shall apply if the Borrower's senior secured long-term debt is rated either (i) at least BB+ by S&P and at least Ba1 by Moody's or (ii) at least BBB-/Baa3 by one of either S&P or Moody's and at least BB/Ba2 by the other rating agency.

         'Level III' shall apply if (i) for the most recent Rolling Period for which the Borrower has delivered the certificate contemplated by
     Section 5.01(c) hereof, the ratio of Consolidated EBITDA to Consolidated Interest Expense is equal to or greater than 3.00:1 and
     (ii) the ratio of Total Debt outstanding on the last day of such Rolling Period to the then current Consolidated Capital Base is equal to or less than 0.62:1.

         'Level IV' shall apply if (i) for the most recent Rolling Period for which the Borrower has delivered the certificate contemplated by
     Section 5.01(c) hereof, the ratio of Consolidated EBITDA to Consolidated Interest Expense is equal to or greater than 2.75:1 and (ii) the ratio of Total Debt outstanding on the last day of such Rolling Period to the then current Consolidated Capital Base is equal to or less than O.65:1.

         'Level VI' shall apply if either (i) a Default or Event of Default shall have occurred and be continuing or (ii) the Borrower does not otherwise qualify for any lower Pricing Level.

          Any change in the applicable Interest Margin and Commitment Fee determined in accordance with the foregoing table shall become effective
     (i) if based on a change in debt rating, on the date of announcement or publication by the Borrower or the applicable rating agency of such rating change or, in the absence of such announcement or publication, on the effective date of such rating change, or an the date of any request by the Borrower to either of such rating agencies not to rate its debt or on the date either of such rating agencies announces it shall no longer rate the Borrower's debt, or (ii) if for any other reason, on the fifth Business Day after the Borrower delivers (or should have delivered) the certificate contemplated by Section 5.01(c) which evidences that such changed Interest Margin and Commitment Fee should apply.

          Notwithstanding the foregoing, the Borrower shall not be entitled to any Pricing Level lower than Level IV prior to the receipt by the Lenders of the certificate contemplated by Section 5.01(c) hereof with respect to the fiscal 1994 year end.

          (b) For each day, if any, that the Utilized Percentage is 75% or more, the Borrower will pay in arrears to the Agent for the account of each Lender a utilization fee of 1/8 of 1% per annum (computed on the basis of the actual number of days elapsed over a year of 365/366 days, as the case may be, during the preceding period or quarter), on the entire aggregate principal amount of such Lender's Loans outstanding plus its share of L/C Exposure. Such utilization fee shall be payable on the last Business Day of each March, June, September and December in each year and on the Commitment Termination Date."

     (J) Sections 6.01(g), 6.01(h), 6.01(k) and 6.01(l) are hereby amended by deleting the date "September 1, 1998" appearing in each such Section and inserting the date "September 1, 1999" in lieu thereof.

     (K) Section 6.04(f) of the Agreement is hereby amended in its entirety to read as follows:

    "(f) Acquisitions, PROVIDED that:

          (i) the aggregate consideration given (whether in one transaction or a series of transactions) for all Acquisitions made pursuant to this
     Section 6.04(f) (A) during any year shall not exceed the sum of $200,000,000 PLUS, the amount permitted to be expended for Capital Expenditures during such year pursuant to Section 6.20, but not used for such permitted Capital Expenditures, and (B) during the term of this Agreement shall not exceed the sum of $500,000,000 plus, any amount permitted to be expended for Capital Expenditures during any year pursuant to Section 6.20, but not used for such permitted Capital Expenditures, PROVIDED, HOWEVER, that in connection with an Acquisition made by a non wholly owned Subsidiary, the consideration given for such Acquisition shall be included in any determination of the aggregate consideration given for Acquisitions pursuant to this clause (i) only to the extent that the amount of such consideration exceeds the aggregate amount of Investments in such non wholly owned Subsidiary, which Investments were made in cash or with Cash Equivalents and were Acquisitions made pursuant to this Section 6.04(f),

          (ii) after any such Acquisition, the unused Total Commitment hereunder shall equal or exceed $75,000,000 (without altering or otherwise changing the Borrower's historical business practices in managing its working capital accounts),

          (iii) on a Pro Forma Basis, no Default or Event of Default shall occur or then be continuing, and

          (iv) at least five (5) Business Days prior to the consummation of any such Acquisition involving total consideration of $15,000,000 or more, the Agent shall have received a certificate of an Authorized Officer of the Borrower outlining the terms of the proposed transaction and confirming the Borrower's compliance with this Section; and

     PROVIDED, FURTHER, that for purposes of this Section 6.04(f), the amount of any Indebtedness described in, and permitted by, Section 6.01(n) hereof involved in any Acquisition permitted by this Section shall be considered as part of the total consideration given for such Acquisition; and PROVIDED, FURTHER, that the Acquisition by Amisub (SFH), Inc., a Tennessee corporation, of substantially all of the assets (and the assumption of certain liabilities) of Saint Francis Hospital, Inc., a Tennessee not-for-profit corporation, for a purchase price of $96,700,000 (subject, however, to a working capital adjustment), shall be excluded from any determination of the aggregate consideration given for Acquisitions pursuant to clause (i) above."

     (L) Section 6.05(m) of the Agreement is hereby amended to add the following phrase at the end of the existing text: "of the types contemplated by clauses (i), (ii) and (iii) of the definition of Restricted Payments".

     (M) Section 6.07(d) of the Agreement is hereby amended in its entirety to read as follows:

         "(d) Restricted Payments of the types contemplated by clauses (i),
     (ii), (iii) and (iv) of the definition of Restricted Payment, in an aggregate amount in any year (without any double counting), which when added to the aggregate amount of Investments in Unrestricted Subsidiaries made by Holdings, the Borrower and/or any of its Subsidiaries in such year (without any double counting), is not in excess of 50% of Consolidated Net Income for the immediately preceding fiscal year; PROVIDED, HOWEVER, that the aggregate amount of Restricted Payments of the types contemplated by clauses (i), (ii) and (iii) of the definition of Restricted Payments, in any year, shall not exceed 25% of Consolidated Net Income for the immediately preceding fiscal year; and PROVIDED, that after any Restricted Payment is made pursuant to this Section 6.07(d), on a Pro Forma Basis, no Default or Event of Default will have occurred or be continuing and the unused Total Commitment hereunder shall equal or exceed $100,000,000 (without altering or otherwise changing the Borrower's business practices in managing working capital accounts); and PROVIDED, FURTHER, that to the extent the amount of Restricted Payments permitted by this Section 6.07(d) for any year (without regard to any permitted carry-over from a prior year pursuant to this proviso) is in excess of the actual amount of Restricted Payments made pursuant to this Section 6.07(d) in such year (such excess in any year being referred to in this Section 6.07(d) as an "Unused Restricted Payment"), an amount equal to the Unused Restricted Payment in any year may be used by the Borrower during any succeeding fiscal year, to redeem, repurchase, retire, defease or make any similar payment with respect to, the Borrower's 15% Junior Subordinated Discount Debentures Due 2005 issued pursuant to the Indenture dated as of August 1, 1991 between the Borrower and United States Trust Company of New York, as trustee."

     (N) The first proviso appearing in Section 6.20(a) of the Agreement is hereby amended in its entirety to read as follows:

          "PROVIDED, HOWEVER, if Acquisitions have been made pursuant to
     Section 6.04(f) hereof, in any year, the aggregate fair market value of which equals or exceeds $200,000,000, then the amount set forth above for such fiscal year shall be reduced by the amount by which the aggregate amount expended in such year for such Acquisitions exceeds $200,000,000;"

     (0) Section 6.20(a) of the Agreement is hereby amended by adding the following sentence at the end of the existing text:

     "It is hereby agreed that the Acquisition by Amisub (SFH), Inc., a Tennessee corporation, of substantially all of the assets (and the assumption of certain liabilities) of Saint Francis Hospital, Inc., a Tennessee not-for-profit corporation, for a purchase price of $96,700,000 (subject, however, to a working capital adjustment) shall be excluded from any determination being made under the first proviso of this Section 6.20(a) for the fiscal year ending August 31, 1994."

     (P) The table appearing in Section 6.21 of the Agreement is hereby amended by adding the year "1999" at the end of column entitled "For Quarters in the Fiscal Year Ended" and adding the ratio "4.00:1" at the end of the column entitled "Interest Coverage Ratio".

     (Q) The table appearing in Section 6.22 of the Agreement is hereby amended by adding the year "1999" at the end of the column entitled "Fiscal Year Ended" and adding the ratio "0.64:1" at the end of the column entitled "Debt Ratio".

     SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment is subject to the satisfaction in full of the following conditions precedent:

     (A) the Agent shall have received executed counterparts of this Amendment, which, when taken together, bear the signatures of the Borrower, Holdings and all of the Lenders;

     (B) the Agent shall have received an amendment to the Finco Receivables Agreement, duly executed on behalf of Finco and the Finco Sellers, in form and substance satisfactory to the Agent; which amendment will extend the term of the Finco Receivables Agreement to match that of the Agreement;

     (C) the Agent shall have received for its own account or for the benefit of the Lenders, as applicable, the amendment fees and all other fees and amounts that are due and payable pursuant to the terms and provisions of that certain letter agreement dated May 25, 1994 between the Borrower and Chemical Securities Inc., the Agreement or otherwise in connection with this Amendment; and

     (D) all legal matters in connection with this Amendment shall be reasonably satisfactory to Lord Day & Lord, Barrett Smith, counsel for the Agent.

     Section 3. APPROVAL BY THE LENDERS. Each of the Lenders hereby approves the amendment to the Finco Receivables Agreement which amendment is contemplated by Section 2(B) hereof and a copy of which is attached hereto as Annex A, and hereby agrees that the Agent is authorized to consent to such amendment.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower represent and warrant to the Lenders that:

     (A) the representations and warranties contained in the Agreement and in the other Fundamental Documents are true and correct on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date); and

     (B) no Default or Event of Default has occurred or is continuing under the Agreement.

     SECTION 5. FULL FORCE AND EFFECT. Except as expressly set forth herein, this Amendment does not constitute a waiver or modification of any provision of the Agreement or a waiver of any Default or Event of Default under the Agreement, in either case whether or not known to the Agent. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Agreement, the terms "Credit Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment. References to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Agreement, shall, unless the context otherwise requires, mean the Agreement as amended by this Amendment.

     SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     SECTION 8. EXPENSES. The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Lord Day & Lord, Barrett Smith, counsel for the Agent.

     SECTION 9. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first written above.

                                  AMERICAN MEDICAL INTERNATIONAL, INC.

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  AMERICAN MEDICAL HOLDINGS, INC.

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  CHEMICAL BANK, INDIVIDUALLY AND
                                    AS AGENT

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NOVA SCOTIA, INDIVIDUALLY
                                    AND AS CO-AGENT


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  THE LONG TERM CREDIT BANK OF JAPAN,
                                    LTD., LOS ANGELES AGENCY,
                                    INDIVIDUALLY AND AS CO-AGENT


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  ARAB BANK PLC


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  BANK OF HAWAII

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  BANK OF IRELAND, GRAND CAYMAN BRANCH


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  BANQUE PARIBAS

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  CITICORP USA, INC.

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                    L'UNION EUROPEENNE

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  DG BANK DEUTSCHE GENOSSENSCHAFTSBANK


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:




                                  DRESDNER BANK AG, NEW YORK BRANCH AND
                                    GRAND CAYMAN BRANCH


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  FIRST INTERSTATE BANK OF TEXAS, N.A.


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  GIROCREDIT BANK, NEW YORK BRANCH


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    NEW YORK BRANCH



                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  THE MITSUBISHI BANK, LTD


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  THE SAKURA BANK, LIMITED
                                    LOS ANGELES AGENCY


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  NATIONAL WESTMINSTER BANK USA


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  NATIONSBANK OF TEXAS, N.A.

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  SHAWMUT BANK CONNECTICUT, N.A.

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  THE SUMITOMO TRUST & BANKING CO.,
                                    LTD., NEW YORK BRANCH

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  THE DAI-ICHI KANGYO BANK, LTD.
                                    LOS ANGELES AGENCY


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  THE FUJI BANK, LIMITED, HOUSTON AGENCY


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  THE TOKAI BANK, LTD.
                                    LOS ANGELES AGENCY

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  THE BANK OF TOKYO, LTD., DALLAS AGENCY

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  DEUTSCHE BANK AG NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCHES


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:


                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  PNC BANK, N. A.

                                  By
                                     ---------------------------------
                                     Name:
                                     Title:

                                  TORONTO DOMINION (TEXAS), INC.


                                  By
                                     ---------------------------------
                                     Name:
                                     Title: